        Exhibit 99.1
UNITED STATES DISTRICT COURT
DISTRICT OF NEW JERSEY

IN RE CORMEDIX INC. DERIVATIVE LITIGATION	C.A. No. 2:21-cv-18493-JXN-LDW (Consolidated with Civil Action No.: 23-cv-00150 and Civil Action No.: 23-cv-00406)

TO:    ALL PERSONS OR ENTITIES WHO HOLD OR BENEFICIALLY OWN, DIRECTLY OR INDIRECTLY, CORMEDIX INC. (“CORMEDIX” OR THE “COMPANY”) COMMON STOCK AS OF JANUARY 19, 2026 (“CURRENT CORMEDIX STOCKHOLDERS”)
PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF THE ABOVE-CAPTIONED STOCKHOLDER DERIVATIVE ACTION (THE “FEDERAL ACTION”) BY ENTRY OF THE JUDGMENT BY THE COURT AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. YOUR RIGHTS MAY BE AFFECTED BY THESE LEGAL PROCEEDINGS. IF THE COURT APPROVES THE SETTLEMENT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE RELEASED CLAIMS.
IF YOU HOLD CORMEDIX COMMON STOCK FOR THE BENEFIT OF ANOTHER, PLEASE PROMPTLY TRANSMIT THIS DOCUMENT TO SUCH BENEFICIAL OWNER.
THE RECITATION OF THE BACKGROUND AND CIRCUMSTANCES OF THE SETTLEMENT CONTAINED HEREIN DOES NOT CONSTITUTE THE FINDINGS OF THE COURT. IT IS BASED ON REPRESENTATIONS MADE TO THE COURT BY COUNSEL FOR THE PARTIES.
THIS ACTION IS NOT A “CLASS ACTION.” THUS, THERE IS NO COMMON FUND UPON WHICH YOU CAN MAKE A CLAIM FOR A MONETARY PAYMENT.
Notice is hereby provided to you of the proposed settlement (the “Settlement”) of the above-referenced stockholder derivative lawsuit as well as a related shareholder derivative action captioned Raval v. Baluch, C.A. UNN-L-3721 (N.J. Super. Ct. Law. Div.) (the “Raval Action” and, together with the Federal Action, the “Actions”). This Notice is provided by Order of the

United States District Court for the District of New Jersey (the “Court”). It is not an expression of any opinion by the Court. It is to notify you of the terms of the proposed Settlement, and your rights related thereto.
I.WHY THE COMPANY HAS ISSUED THIS NOTICE
Your rights may be affected by the Settlement of the Actions. Plaintiffs in the Actions, Melissa Voter, Isaac Desalvo, Rose Scullion, and Amit Raval (“Plaintiffs”); defendants Khoso Baluch, Janet D. Dillione, Alan W. Dunton, Myron Kaplan, Steven Lefkowitz, Paulo F. Costa, Greg Duncan, Matthew David, Robert Cook, Joseph Todisco, Phoebe Mounts, and John L. Armstrong (the “Individual Defendants”); and nominal defendant CorMedix (together with the Individual Defendants, the “Defendants”) (Plaintiffs and Defendants are collectively referred to as the “Parties”) have agreed upon terms to settle the Actions and, through counsel, have signed a written Stipulation and Agreement of Settlement (“Stipulation”) memorializing those settlement terms.
On September 23, 2026, at 10:00 a.m., at the Martin Luther King Building & U.S. Courthouse, 50 Walnut Street, Newark, NJ 07101, Courtroom 5D the Honorable Julien Xavier Neals, U.S.D.J. will hold a hearing (the “Settlement Hearing”) in the Federal Action. For more details on the Settlement Hearing, including how to attend and object to the Settlement, see Sections VI and VII below.
II.SUMMARY OF THE ACTION
A.Description of the Actions
CorMedix is a Delaware corporation with its headquarters located in Berkeley Heights, New Jersey. CorMedix is a biopharmaceutical company primarily focused on developing and commercializing therapeutic products for life-threatening diseases and conditions, including

Neutrolin® (“Neutrolin”) (later renamed and referred to herein as DefenCath®). During the “Relevant Period” (October 16, 2019 through August 8, 2022), CorMedix sought approval from the U.S. Food and Drug Administration (the “FDA”) for DefenCath.
The Actions arise from allegations that the Individual Defendants breached their fiduciary duties as officers and directors of CorMedix during the Relevant Period by making false and/or misleading statements and/or failing to disclose alleged manufacturing deficiencies that ultimately resulted in delayed approval of the DefenCath New Drug Application (“NDA”) which was first made public in March 2021, when CorMedix received a Complete Response Letter from the FDA. The Actions also allege that as a result of these disclosures and the subsequent decline in CorMedix’s share price, a securities fraud class action was filed against the Company and certain of its officers captioned, In re CorMedix Secs. Litig., Case No. 2:21-cv-14020 (D.N.J.) (“Securities Class Action”). As a result of the foregoing, the Actions allege that the Company suffered significant harm.
B.The Settlement Negotiations
The Parties participated in a full day, in person mediation (the “Mediation”) with an experienced neutral mediator, Michelle Yoshida, Esq. of Phillips ADR (the “Mediator”), on November 18, 2025. On or around September 18, 2025, Plaintiffs’ Counsel sent a settlement proposal to Defendants in advance of the Mediation.
During the Mediation, and for several weeks following the Mediation, and with the assistance and oversight of the Mediator, the Parties exchanged and negotiated a number of settlement proposals and counter proposals. The Parties ultimately reached an agreement to resolve the Actions in exchange for the implementation and/or maintenance of corporate governance reforms (the “Reforms”). The agreed-upon Settlement terms were memorialized by the Parties’ execution of a Term Sheet on December 20, 2025.
Only after the execution of the Term Sheet did the Parties then begin negotiating through the Mediator an amount of attorneys’ fees and expenses for Plaintiffs’ Counsel. Nevertheless, the Parties have not yet reached an agreement regarding the appropriate amount of attorneys’ fees and expenses. Should Plaintiffs file an application for a fee and expense award, Defendants reserve the right to oppose.
III.TERMS OF THE PROPOSED DERIVATIVE SETTLEMENT
The proposed Settlement, as set forth more fully in the Stipulation, requires the Company to adopt, implement, and/or maintain the Reforms that are outlined in Exhibit A to the Stipulation. The Reforms shall be maintained for a minimum period of three and a half (3.5) years as outlined in the Stipulation.
The members of CorMedix’s Board, including each of the independent, nondefendant members of the Board, advised by counsel and acting in exercise of their business judgment, has determined that the Actions were a material contributing factor in causing the Company to agree to implement the Reforms provided by the Settlement and that the Reforms will confer substantial benefits to CorMedix.
This summary should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which has been filed with the Court.
IV.PLAINTIFFS’ COUNSEL’S ATTORNEYS’ FEES AND EXPENSES
Only after agreeing on the essential terms of the Settlement at the mediation did the Parties then begin negotiating an amount of attorneys’ fees and expenses for Plaintiffs’ Counsel in consideration of the substantial benefits achieved for the Company and its current stockholders through the filing, litigation, and settlement of the Actions (“Fee and Expense Amount”).
Plaintiffs’ Counsel intend to petition the Court for an award of attorneys’ fees and litigation expenses not to exceed $3,900,000.00.
V.REASONS FOR THE SETTLEMENT
The Parties believe that the Settlement, including the Reforms, will confer substantial benefits upon the Company.
A.Why Did Plaintiffs Agree to Settle?
Plaintiffs and Plaintiffs’ Counsel believe that the claims asserted in the Actions have merit and that their investigations support the claims asserted. However, and without conceding the merit of any of Defendants’ defenses or the lack of merit of any of their own allegations, based upon their thorough investigation and evaluation of the relevant evidence, substantive law, procedural rules, and their assessment of the interests of CorMedix and Current CorMedix Stockholders, Plaintiffs and Plaintiffs’ Counsel have determined that the Settlement’s guarantee of substantial benefits conferred upon CorMedix and Current CorMedix Stockholders in the form of the Reforms is fair, reasonable and adequate consideration for foregoing the pursuit of a potentially superior recovery through further litigation, and serves the best interests of CorMedix and Current CorMedix Stockholders. Plaintiffs and Plaintiffs’ Counsel also have taken into account the uncertain outcome and the risk of any litigation, especially complex litigation such as the Actions, as well as the difficulties and delays inherent in such litigation.
Plaintiffs’ Counsel attest that they conducted an investigation relating to the claims and the underlying events alleged in the Action, including, but not limited to: (i) reviewing and analyzing CorMedix’s public filings with the SEC, press releases, announcements, transcripts of investor conference calls, and news articles; (ii) reviewing and analyzing the investigations in publicly-available pleadings against CorMedix related to the allegations in the Actions; (iii) reviewing and analyzing the allegations contained in the related Securities Class Action; (iv) researching, drafting, and filing shareholder derivative complaints; (v) researching the applicable law with respect to the claims asserted (or which could be asserted) in the Actions and the potential defenses thereto; (vi) researching corporate governance issues; (vii) preparing a detailed settlement demand on behalf of Plaintiffs; (viii) drafting a consolidated complaint in the Federal Action; (ix) participating in a mediation on November 18, 2025; (x) engaging in settlement discussions and exchanging corporate governance reforms and counteroffers with the Mediator and counsel for the Defendants; (xi) reviewing and analyzing internal books and records produced by the Company; and (xii) negotiating and drafting the settlement documentation for presentment to the Court.
Plaintiffs’ Counsel’s views are further informed by their experience and thorough analysis of the facts and law governing the applicable derivative standing and pleading requirements, substantive claims and defenses, and damages and disgorgement remedies. Plaintiffs’ Counsel’s assessment of the facts and legal issues material to their recommendation in favor of the Settlement was honed and refined in the course of drafting pleadings, and during the substantive written and verbal exchanges with Defendants’ Counsel and the Mediator.
B.Why Did the Defendants Agree to Settle?
The Individual Defendants have vigorously denied, and continue to deny vigorously, any and all allegations of wrongdoing or liability with respect to the claims and contentions asserted in the Actions. The Individual Defendants expressly have denied and continue to deny all allegations of wrongdoing by or liability against them or any of them arising out of, based upon, or related to, any of the conduct, statements, acts or omissions alleged, or that could have been alleged in the Actions. Without limiting the foregoing, the Individual Defendants have denied and continue to deny, among other things, that they breached their fiduciary duties or any other duty owed to the Company or its stockholders, that the Company or its stockholders suffered any damage or were harmed as a result of any conduct alleged in the Actions or otherwise. The Individual Defendants have further asserted and continue to assert that at all relevant times, they acted in good faith and in a manner they reasonably believed to be in the best interests of the Company and its stockholders.
Nonetheless, Defendants also have taken into account the expense, uncertainty, and risks inherent in any litigation, especially in complex cases like the Actions or other shareholder derivative action(s), and that the Settlement would, among other things, bring to an end the expenses, burdens, and uncertainties associated with the continued litigation of the claims asserted in the Actions. Therefore, Defendants have determined that it is desirable and beneficial that the Actions, and all of the Parties’ disputes related thereto, be fully and finally settled in the manner and upon the terms and conditions set forth in the Stipulation. The Settlement shall in no event be construed as or deemed to be evidence of an admission or concession by Defendants with respect to any claim of fault, liability, wrongdoing, or damage whatsoever.
VI.SETTLEMENT HEARING
On September 23, 2026, at 10:00 a.m., at the Martin Luther King Building & U.S. Courthouse, 50 Walnut Street, Newark, NJ 07101, Courtroom 5D, the Honorable Julien Xavier Neals, U.S.D.J. will hold the Settlement Hearing in the Action. At the Settlement Hearing, the Court will consider, pursuant to Federal Rule of Civil Procedure 23.1, whether (i) the terms of the Stipulation should be approved as fair, reasonable, and adequate; (ii) this Notice fully satisfies the requirements of Federal Rule of Civil Procedure 23.1 and due process; (iii) to enter the proposed Order and Final Judgment in its entirety, as set forth in Exhibit D to the Stipulation; (iv) to evaluate the Fee and Expense Amount for Plaintiffs’ Counsel, as well as service award for Plaintiffs of up to $5,000.00, to be paid from the Fee and Expense Amount; and (v) to determine such other matters as the Court may deem appropriate.
The Court may: (i) approve the Settlement, with such modifications as may be agreed to by counsel for the Parties consistent with such Settlement, without further notice to Current CorMedix Stockholders; (ii) continue or adjourn the Settlement Hearing from time to time, including by oral announcement at the hearing or at any adjournment thereof, without further notice to Current CorMedix Stockholders; and (iii) conduct the Settlement Hearing remotely without further notice to Current CorMedix Stockholders.
VII.RIGHT TO ATTEND SETTLEMENT HEARING
Any Current CorMedix Stockholder may, but is not required to, appear in person at the Settlement Hearing. If you want to be heard at the Settlement Hearing, then you must first comply with the procedures for objecting, which are set forth below. The Court has the right to change the hearing dates or times without further notice. Thus, if you are planning to attend the Settlement Hearing, you should confirm the date and time before going to the Court. CURRENT CORMEDIX STOCKHOLDERS WHO HAVE NO OBJECTION TO THE SETTLEMENT DO NOT NEED TO APPEAR AT THE SETTLEMENT HEARING OR TAKE ANY OTHER ACTION.
VIII.RIGHT TO OBJECT TO THE SETTLEMENT AND THE PROCEDURES FOR DOING SO

You have the right to object to any aspect of the Settlement. You must object in writing, and you may request to be heard at the Settlement Hearing. If you choose to object, then you must follow these procedures.
A.You Must Make Detailed Objections in Writing
Any objections must be presented in writing and must contain the following information:
1.Your name, legal address, telephone number, and e-mail address;
2.The number of shares of CorMedix stock you currently hold, together with third-party documentary evidence, such as the most recent account statement, showing such share ownership, and proof of being a CorMedix Stockholder as of January 19, 2026 through the present;
3.If the objection is made by the Current CorMedix Stockholder’s counsel, the counsel’s name, address, telephone number and e-mail address (if available);
4.A statement of specific objections to the Settlement, the grounds therefore, or the reasons for such person desiring to appear and be heard, as well as all documents or writings such person desires the Court to consider;
5.The identities of any witnesses such Person plans on calling at the Settlement Hearing, along with a summary description of their likely testimony; and
6.A list – including dates, courts, case names and numbers, and disposition – of any other Settlements to which the individual or entity has been a party to or objected during the previous three (3) years.
B.You Must Timely File Written Objections with the Court and Deliver to Counsel for Plaintiff and Defendants
ANY WRITTEN OBJECTIONS MUST BE ON FILE WITH THE CLERK OF
THE COURT NO LATER THAN September 2, 2026. The Court Clerk’s address is:
Clerk of Court
United States District Court
District of New Jersey
50 Walnut Street
Newark, NJ 07101
YOU ALSO MUST DELIVER COPIES OF THE MATERIALS TO COUNSEL FOR PLAINTIFFS AND COUNSEL FOR DEFENDANTS SO THEY ARE RECEIVED NO LATER THAN September 2, 2026. Counsel’s addresses are:

Counsel for Plaintiffs:
GAINEY McKENNA & EGLESTON
Thomas J. McKenna
Gregory M. Egleston
260 Madison Avenue, 22nd Floor
New York, NY 10016
(212) 983-1300
tjmckenna@gme-law.com
gegleston@gme-law.com
SHUMAN, GLENN & STECKER
Brett D. Stecker
300 Countryview Dr.
Bryn Mawr, PA 19010
(303) 861-3003
brett@shumanlawfirm.com
Counsel for Defendants:
WILLKIE FARR & GALLAGHER LLP
Andrew J. Lichtman
Charles D. Cording
787 Seventh Avenue
New York, New York 10019
Tel: (212) 728-8000
Fax: (212) 728-8111
alichtman@willkie.com
ccording@willkie.com
Unless the Court orders otherwise, your objection will not be considered unless it is timely filed with the Court and delivered to the above-referenced counsel for the Parties.
Any attorney retained by a person intending to appear, and requesting to be heard, at the Settlement Hearing must, in addition to the requirements set forth above, file with the Clerk of the Court and deliver to counsel listed above for the Parties a notice of appearance, which must be received by no later than September 2, 2026.
Any person or entity who fails to object or otherwise request to be heard in the manner prescribed above will be deemed to have waived the right to object to any aspect of the

Settlement or otherwise request to be heard (including the right to appeal) and will be forever barred from raising such objection or request to be heard in this or any other action or proceeding.
IX.HOW TO OBTAIN ADDITIONAL INFORMATION
This Notice summarizes the Stipulation. It is not a complete statement of the events of the Action or the Stipulation. For additional information about the claims asserted in the Actions and the terms of the proposed Settlement, please refer to the documents filed with the Court in the Federal Action, the Stipulation and its exhibits (they are filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC and available at www.sec.gov), and this Notice of Pendency and Proposed Settlement of Derivative Action.
The    “Investor    Relations”    section    of    CorMedix’s    website https://cormedix.com/ investors/ provides hyperlinks to the Notice and to the Stipulation and its exhibits. You may obtain further information by contacting any of Plaintiffs’ Counsel at the above contact information.
PLEASE DO NOT CALL, WRITE, OR OTHERWISE DIRECT QUESTIONS TO EITHER THE COURT, THE CLERK’S OFFICE, DEFENDANTS OR DEFENDANTS’ COUNSEL.

IT IS ORDERED DATED: 7/24/2026	/s/ Julian Xavier Neals JULIEN XAVIER NEALS UNITED STATES DISTRICT JUDGE